UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2006

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-7949                     72-0888772
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

     610 N.E. Jensen Beach, Florida                                     34957
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

We filed a Current Report on February 8, 2006 reporting that the Company's next annual meeting of stockholders would take place on April 3, 2006. This Amendment No. 1 is being filed to report that the Company's next annual meeting of stockholders (the "Next Meeting") has been rescheduled and will now take place at 10:00 a.m. on May 23, 2006. The deadline for submission of a proposal by a stockholder (i) to be included in the Company's proxy statement for the Next Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or
(ii) to be brought before the Next Meeting outside of the processes of Rule 14a-8 has been revised from that reported in the prior Current Report and will now be the close of business on March 6, 2006.

Item 9.01 Financial Statements and Exhibits.

      (a)   N/A
      (b)   N/A
      (c)   N/A
      (d) Exhibit 99.1 Press Release Announcing Date of Next Annual Meeting of Stockholders

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        REGENCY AFFILIATES, INC.


                                                        By: /s/ Laurence S. Levy
                                                            --------------------
                                                        Name:  Laurence S. Levy
                                                        Title: President

Date: February 10, 2006